Employee Retirement Plans - Schedule of Estimated Amount that will be Amortized from Accumulated Other Comprehensive Loss into Net Periodic Benefit Cost in Next Fiscal Year (Detail) $ in Millions	12 Months Ended
Dec. 31, 2015 USD ($)
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss	$ (2.8)
Total	(2.8)
OPEB Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service credit	12.2
Actuarial loss	(0.1)
Total	$ 12.1